EXHIBIT 21.1

Subsidiaries of CIM Real Estate Finance Trust, Inc.

Entity Name	Jurisdiction of Formation/Incorporation
235 West 75th Street Holdings LLC	Delaware
235 West 75th Street Mezzanine LLC	Delaware
235 West 75th Street Sponsor LLC	Delaware
301 West 53rd Street Holdings LLC	Delaware
301 West 53rd Street Mezzanine LLC	Delaware
301 West 53rd Street Sponsor LLC	Delaware
84 South Furniture, LLC	Delaware
88 Lexington Avenue Holdings LLC	Delaware
88 Lexington Avenue Mezzanine, LLC	Delaware
88 Lexington Avenue Sponsor LLC	Delaware
90 Lexington Avenue Holdings LLC	Delaware
90 Lexington Avenue Mezzanine LLC	Delaware
90 Lexington Avenue Sponsor LLC	Delaware
ARCP AA Ravenswood WV, LLC	Delaware
ARCP AA Willmar MN, LLC	Delaware
ARCP AN Arkadelphia AR, LLC	Delaware
ARCP AP Greenville SC, LLC	Delaware
ARCP AS Cartersville GA, LLC	Delaware
ARCP AS Clarksville TN, LLC	Delaware
ARCP AS Douglasville GA, LLC	Delaware
ARCP AS Flowood MS, LLC	Delaware
ARCP AZ Vandalia OH, LLC	Delaware
ARCP BC Bangor ME, LLC	Delaware
ARCP BK Midwest City OK, LLC	Delaware
ARCP BK Yukon OK, LLC	Delaware
ARCP BP Portage IN, LLC	Delaware
ARCP CV Danville IN, LLC	Delaware
ARCP CV Riverton NJ, LLC	Delaware
ARCP DD Austell GA, LLC	Delaware
ARCP DG Athens WV, LLC	Delaware
ARCP DG Bluefield (Maple Acres) WV, LLC	Delaware
ARCP DG Braham MN, LLC	Delaware
ARCP DG Clarion IA, LLC	Delaware
ARCP DG Collinsville AL, LLC	Delaware
ARCP DG Dothan, AL LLC	Delaware
ARCP DG Elmwood IL, LLC	Delaware
ARCP DG Glouster OH, LLC	Delaware
ARCP DG Lansing MI, LLC	Delaware
ARCP DG Lineville AL, LLC	Delaware
ARCP DG Mission TX, LLC	Delaware
ARCP DG Ocala FL, LLC	Delaware
ARCP DG Oneonta AL, LLC	Delaware
ARCP DG Parchment MI, LLC	Delaware

Entity Name	Jurisdiction of Formation/Incorporation
ARCP DG Pipestone MN, LLC	Delaware
ARCP DG Ridgeley WV, LLC	Delaware
ARCP DG Russell KS, LLC	Delaware
ARCP DG Selma AL, LLC	Delaware
ARCP DG Shorter AL, LLC	Delaware
ARCP DG Sissonville WV, LLC	Delaware
ARCP DG Springfield IL, LLC	Delaware
ARCP DG Stacy MN, LLC	Delaware
ARCP DG Talladega AL, LLC	Delaware
ARCP DG Topeka (43rd) KS, LLC	Delaware
ARCP DG Virden IL, LLC	Delaware
ARCP DG Wakarusa IN, LLC	Delaware
ARCP DG Willard MO, LLC	Delaware
ARCP DG Wolcottville IN, LLC	Delaware
ARCP FD Bearden AR, LLC	Delaware
ARCP FD Centreville AL, LLC	Delaware
ARCP FD Danville VA, LLC	Delaware
ARCP FD Darby MT, LLC	Delaware
ARCP FD Denton NC, LLC	Delaware
ARCP FD Deridder LA, LLC	Delaware
ARCP FD Hampton AR, LLC	Delaware
ARCP FD Hobbs NM, LLC	Delaware
ARCP FD Londonderry OH, LLC	Delaware
ARCP FD Morgan UT, LLC	Delaware
ARCP FD New Roads LA, LLC	Delaware
ARCP FD Roswell NM, LLC	Delaware
ARCP FD Salina UT, LLC	Delaware
ARCP FD West Portsmouth OH, LLC	Delaware
ARCP GE Seven Fields PA, LLC	Delaware
ARCP GM Waukesha WI, LLC	Delaware
ARCP GP UO Portfolio I, LLC	Delaware
ARCP GP UO Portfolio II, LLC	Delaware
ARCP GP UO Portfolio V, LLC	Delaware
ARCP GS Indianapolis IN, LLC	Delaware
ARCP GS Lafayette IN, LLC	Delaware
ARCP HC West Plains MO, LLC	Delaware
ARCP ID Ames IA, LLC	Delaware
ARCP ID Cookeville TN, LLC	Delaware
ARCP ID Denton TX, LLC	Delaware
ARCP ID Houston TX, LLC	Delaware
ARCP ID Orlando FL, LLC	Delaware
ARCP ID Streetsboro OH, LLC	Delaware
ARCP ID Waldorf MD, LLC	Delaware
ARCP KG Bay City MI, LLC	Delaware
ARCP KG Shelton WA, LLC	Delaware
ARCP KO Charlottesville VA, LLC	Delaware

Entity Name	Jurisdiction of Formation/Incorporation
ARCP KU Conway AR, LLC	Delaware
ARCP LA Columbus OH, LLC	Delaware
ARCP LO Alpharetta GA, LLC	Delaware
ARCP LO Covington LA, LLC	Delaware
ARCP LO Lilburn GA, LLC	Delaware
ARCP LO Marietta GA, LLC	Delaware
ARCP LO Woodstock GA, LLC	Delaware
ARCP LW Asheboro NC, LLC	Delaware
ARCP LW Mansfield OH, LLC	Delaware
ARCP MD Lawton OK, LLC	Delaware
ARCP MF Draper UT, LLC	Delaware
ARCP MF Fairview Park OH, LLC	Delaware
ARCP MF Lake City FL, LLC	Delaware
ARCP MF Raleigh NC, LLC	Delaware
ARCP MT Abilene TX, LLC	Delaware
ARCP MT Albuquerque NM, LLC	Delaware
ARCP MT Austell GA, LLC	Delaware
ARCP MT Bowling Green KY, LLC	Delaware
ARCP MT Carlisle PA, LLC	Delaware
ARCP MT Columbus IN, LLC	Delaware
ARCP MT Dickson City PA, LLC	Delaware
ARCP MT Enid OK, LLC	Delaware
ARCP MT Florence KY, LLC	Delaware
ARCP MT Fort Wayne IN, LLC	Delaware
ARCP MT Glen Ellyn IL, LLC	Delaware
ARCP MT Grand Island NE, LLC	Delaware
ARCP MT Grovetown GA, LLC	Delaware
ARCP MT Hagerstown MD, LLC	Delaware
ARCP MT Hattiesburg MS, LLC	Delaware
ARCP MT Houma LA, LLC	Delaware
ARCP MT Houston TX, LLC	Delaware
ARCP MT Inglewood CA, LP	Delaware
ARCP MT Jefferson City MO, LLC	Delaware
ARCP MT Kodak TN,LLC	Delaware
ARCP MT Lafayette IN, LLC	Delaware
ARCP MT Lawton OK, LLC	Delaware
ARCP MT Louisville KY, LLC	Delaware
ARCP MT Manitowoc WI, LLC	Delaware
ARCP MT Monroe LA, LLC	Delaware
ARCP MT Morganton NC, LLC	Delaware
ARCP MT Mount Pleasant SC, LLC	Delaware
ARCP MT Muskegon MI, LLC	Delaware
ARCP MT Rockford IL, LLC	Delaware
ARCP MT Salina KS, LLC	Delaware
ARCP MT Shippensburg PA, LLC	Delaware
ARCP MT Springfield IL, LLC	Delaware

Entity Name	Jurisdiction of Formation/Incorporation
ARCP MT Springfield MA, LLC	Delaware
ARCP MT Springfield OH, LLC	Delaware
ARCP MT Stroudsburg PA, LLC	Delaware
ARCP NB Bluffton SC, LLC	Delaware
ARCP NB Conyers GA, LLC	Delaware
ARCP NB Cypress TX, LLC	Delaware
ARCP NB Flower Mound TX, LLC	Delaware
ARCP NB Fort Worth TX, LLC	Delaware
ARCP NB North Richland Hills TX, LLC	Delaware
ARCP NB Pasadena TX, LLC	Delaware
ARCP NB Pearland TX, LLC	Delaware
ARCP NB Plano TX, LLC	Delaware
ARCP NB Summerville SC, LLC	Delaware
ARCP NB Tomball TX, LLC	Delaware
ARCP NB Wake Forest NC, LLC	Delaware
ARCP NT Hoover AL, LLC	Delaware
ARCP OR Bennettsville SC, LLC	Delaware
ARCP OR Iron Mountain MI, LLC	Delaware
ARCP PE Independence MO, LLC	Delaware
ARCP PM McAllen TX, LLC	Delaware
ARCP PS Pewaukee WI, LLC	Delaware
ARCP RC Avondale AZ, LLC	Delaware
ARCP RC Murphy TX, LLC	Delaware
ARCP RC Reno NV, LLC	Delaware
ARCP SH Broken Bow NE, LLC	Delaware
ARCP SH Larned KS, LLC	Delaware
ARCP SH Valentine NE, LLC	Delaware
ARCP SM St. Louis MO, LLC	Delaware
ARCP SS North Kingstown RI, LLC	Delaware
ARCP SY Roanoke Rapids NC, LLC	Delaware
ARCP TC Decatur AL, LLC	Delaware
ARCP TG Chesapeake VA, LLC	Delaware
ARCP TG Wilmington DE, LLC	Delaware
ARCP TS Blytheville AR, LLC	Delaware
ARCP TS Fortuna CA, LLC	Delaware
ARCP TS Midland NC, LLC	Delaware
ARCP UL Albany GA, LLC	Delaware
ARCP UL Greeley CO, LLC	Delaware
ARCP UO Portfolio I, LP	Delaware
ARCP UO Portfolio II, LP	Delaware
ARCP UO Portfolio V, LP	Delaware
ARCP VM Taylor MI, LLC	Delaware
ARCP WD Amite LA, LLC	Delaware
ARCP WE Chicago IL, LLC	Delaware
ARCP WE Mystic CT, LLC	Delaware
ARCP WE Panama City FL, LLC	Delaware

Entity Name	Jurisdiction of Formation/Incorporation
ARCP WE Pensacola FL, LLC	Delaware
ARCP WG Chicopee MA, LLC	Delaware
ARCP WG Clinton Township MI, LLC	Delaware
ARCP WG Coweta OK, LLC	Delaware
ARCP WG East Chicago IN, LLC	Delaware
ARCP WG Greenville OH, LLC	Delaware
ARCP WG Harrison AR, LLC	Delaware
ARCP WG Indianapolis (Washington) IN, LLC	Delaware
ARCP WG Kilgore TX, LLC	Delaware
ARCP WG Lees Summit (Langsford) MO, LLC	Delaware
ARCP WG Little Rock AR, LLC	Delaware
ARCP WG Metropolis IL, LLC	Delaware
ARCP WG Portfolio I, LLC	Delaware
ARCP WG Portfolio II, LLC	Delaware
ARCP WG Sacramento CA, LLC	Delaware
ARCP WG Siloam Springs AR, LLC	Delaware
ARCP WG Slidell LA, LLC	Delaware
ARCP WG St. Louis MO, LLC	Delaware
ARCP WY Grafton VA, LLC	Delaware
ARCP WY Westminster CO, LLC	Delaware
CCO Condo Portfolio (AZ) Junior Mezzanine, LLC	Arizona
CCO Condo Portfolio (NY) Mezzanine, LLC	Delaware
CCO Condo Portfolio (NY) Mezzanine Holdings, LLC	Delaware
CIM 24 Dallas TX, LLC	Delaware
CIM BJ Roanoke VA, LLC	Delaware
CIM CL Fredericksburg VA, LLC	Delaware
CIM CL Lake Jackson TX, LLC	Delaware
CIM CL Richmond VA, LLC	Delaware
CIM CL San Antonio TX, LLC	Delaware
CIM CL Williamsburg VA, LLC	Delaware
CIM DU Madison AL, LLC	Delaware
CIM DU Wichita KS, LLC	Delaware
CIM GP UO Madera CA, LLC	Delaware
CIM Income NAV Operating Partnership, LP	Delaware
CIM NP JV Holdings, LLC	Delaware
CIM OFC Scottsdale AZ, LLC	Delaware
CIM Real Estate Finance Operating Partnership, LP	Delaware
CIM RE Lending Sub, LLC	Delaware
CIM SL Greenfield WI, LLC	Delaware
CIM SL Madison WI, LLC	Delaware
CIM T5 Portfolio I, LLC	Delaware
CIM UO Madera CA, LP	Delaware
CIM WG Whiteville NC, LLC	Delaware
CINAV Securities Investments, LLC	Delaware
CMFT CMBS Holdco, LLC	Delaware
CMFT Corporate Credit Securities, LLC	Delaware

Entity Name	Jurisdiction of Formation/Incorporation
CMFT MT JV Holdings, LLC	Delaware
CMFT Net Lease Master Issuer LLC	Delaware
CMFT Real Estate Securities, LLC	Delaware
CMFT RE Lending RF Sub BB, LLC	Delaware
CMFT RE Lending RF Sub CB, LLC	Delaware
CMFT RE Lending RF Sub DB, LLC	Delaware
CMFT RE Lending RF Sub WF, LLC	Delaware
CMFT RE Lending Sub DB Holdco LLC	Delaware
CMFT RE Lending Sub II LLC	Delaware
CMFT RE Lending Sub LLC	Delaware
CMFT RE Lending Sub MM, LLC	Delaware
CMFT RE Lending Sub MM Holdco, LLC	Delaware
CMFT RE Lending Sub WF Holdco LLC	Delaware
CMFT Securities Investments, LLC	Delaware
CMFT Securities PE Investments I, LLC	Delaware
CMFT UK RE III, LLC	Delaware
CMFT UK RE IV, LLC	Delaware
CMFT UK RE Lending Sub, LLC	Delaware
CMFT UK RE Parent I, LLC	Delaware
Cole 24 Orlando FL, LLC	Delaware
Cole AA Fairmont NC, LLC	Delaware
Cole AA Macomb Township MI, LLC	Delaware
Cole AA Sedalia MO, LLC	Delaware
Cole AH Pearland TX, LLC	Delaware
Cole AS Valdosta GA, LLC	Delaware
Cole AV Portfolio I, LLC	Delaware
Cole BD Ambridge PA, LLC	Delaware
Cole BE Portfolio I, LLC	Delaware
Cole BE Portfolio II, LLC	Delaware
Cole BE Portfolio III, LLC	Delaware
Cole BJ Fort Myers FL, LLC	Delaware
Cole BP Tallahassee FL, LLC	Delaware
Cole CAB Portfolio, LLC	Delaware
Cole CC Salt Lake City UT, LLC	Delaware
Cole CL Denver CO, LLC	Delaware
Cole CL Frisco TX, LLC	Delaware
Cole CL Las Cruces NM, LLC	Delaware
Cole CL Midwest City OK, LLC	Delaware
Cole CL San Antonio TX, LLC	Delaware
Cole CL Wylie TX, LLC	Delaware
Cole CM Tinley Park IL, LLC	Delaware
Cole CNAV Acquisitions, LLC	Delaware
Cole Corporate Income Operating Partnership III, LP	Delaware
Cole CS Tallahassee FL, LLC	Delaware
Cole CV Arnold MO LLC	Delaware
Cole CV Asheville NC, LLC	Delaware

Entity Name	Jurisdiction of Formation/Incorporation
Cole CV Austin (Bee Cave Pkwy) TX, LLC	Delaware
Cole CV Austin TX, LLC	Delaware
Cole CV Bloomington IN LLC	Delaware
Cole CV Blue Springs MO, LLC	Delaware
Cole CV Bridgeton MO, LLC	Delaware
Cole CV Charleston SC, LLC	Delaware
Cole CV Chesapeake VA, LLC	Delaware
Cole CV Chicago (Central) IL, LLC	Delaware
Cole CV Cicero IN, LLC	Delaware
Cole CV Corpus Christi TX, LLC	Delaware
Cole CV Eminence KY, LLC	Delaware
Cole CV Erie PA, LLC	Delaware
Cole CV Goose Creek SC, LLC	Delaware
Cole CV Greenwood IN, LLC	Delaware
Cole CV Hanover Township NJ, LLC	Delaware
Cole CV Hazlet NJ LLC	Delaware
Cole CV Honesdale PA, LLC	Delaware
Cole CV Independence (West 23rd St.) MO, LLC	Delaware
Cole CV Indianapolis IN LLC	Delaware
Cole CV Irving TX, LLC	Delaware
Cole CV Janesville WI, LLC	Delaware
Cole CV Katy TX, LLC	Delaware
Cole CV Lincoln NE, LLC	Delaware
Cole CV London KY, LLC	Delaware
Cole CV Mansfield OH, LLC	Delaware
Cole CV Middletown NY LLC	Delaware
Cole CV North Wilkesboro NC, LLC	Delaware
Cole CV Poplar Bluff MO, LLC	Delaware
Cole CV Salem NH, LLC	Delaware
Cole CV San Antonio TX, LLC	Delaware
Cole CV Sand Springs OK, LLC	Delaware
Cole CV Santa Fe NM LLC	Delaware
Cole CV Sedalia MO, LLC	Delaware
Cole CV St. John MO, LLC	Delaware
Cole CV Temple Hills MD, LLC	Delaware
Cole CV Vineland NJ LLC	Delaware
Cole CV Waynesboro VA, LLC	Delaware
Cole CV West Monroe LA, LLC	Delaware
Cole CV Wisconsin Rapids WI, LLC	Delaware
Cole CW Fort Myers FL, LLC	Delaware
Cole DET Evergreen IL, LLC	Delaware
Cole DG Akron OH, LLC	Delaware
Cole DG Columbus OH, LLC	Delaware
Cole DG Des Moines IA, LLC	Delaware
Cole DG Independence (23rd St.) MO, LLC	Delaware
Cole DG Logansport IN, LLC	Delaware

Entity Name	Jurisdiction of Formation/Incorporation
Cole DG Moundridge KS, LLC	Delaware
Cole DG Pueblo CO, LLC	Delaware
Cole DG Romulus MI, LLC	Delaware
Cole DG St. Louis (Lewis & Clark) MO, LLC	Delaware
Cole DK Oklahoma City OK, LLC	Delaware
Cole DU Arlington TX, LLC	Delaware
Cole DU Denton TX, LLC	Delaware
Cole DU Noblesville IN, LLC	Delaware
Cole FD Tatum NM, LLC	Delaware
Cole FE Elko NV, LLC	Delaware
Cole FE Spirit Lake IA, LLC	Delaware
Cole GM Pensacola FL, LLC	Delaware
Cole GP GS Atwater CA, LLC	Delaware
Cole GP LA Riverside CA, LLC	Delaware
Cole GP MT San Jose CA, LLC	Delaware
Cole GP MT West Covina (Lakes) CA, LLC	Delaware
Cole GS Atwater CA, LP	Delaware
Cole GS Bixby OK, LLC	Delaware
Cole GS Conway AR, LLC	Delaware
Cole GS Heber City UT, LLC	Delaware
Cole GS Indianapolis IN, LLC	Delaware
Cole GS Juneau AK, LLC	Delaware
Cole GS Lawrence KS, LLC	Delaware
Cole GS Oglesby IL, lLC	Delaware
Cole GS Omaha NE, LLC	Delaware
Cole GS Plainfield IL, LLC	Delaware
Cole GS Russellville AR, LLC	Delaware
Cole GS Spring Grove IL, LLC	Delaware
Cole GS Wood Dale IL, LLC	Delaware
Cole HD North Canton OH, LLC	Delaware
Cole HE Albuquerque NM, LLC	Delaware
Cole HE Fort Myers FL, LLC	Delaware
Cole HE Suwanee GA, LLC	Delaware
Cole HL Cadillac MI, LLC	Delaware
Cole HL Lewisville TX, LLC	Delaware
Cole HL Sedalia MO, LLC	Delaware
Cole HL Watertown SD, LLC	Delaware
Cole HL Willmar MN, LLC	Delaware
Cole HV Midland TX, LLC	Delaware
Cole ID Columbus WI, LLC	Delaware
Cole ID East Liberty OH, LLC	Delaware
Cole ID University Park IL, LLC	Delaware
Cole ID West Bend WI, LLC	Delaware
Cole JO Roseville MI, LLC	Delaware
Cole JP Hanover Township NJ, LLC	Delaware
Cole JV Loganville GA, LLC	Delaware

Entity Name	Jurisdiction of Formation/Incorporation
Cole KG Cedar Rapids IA, LLC	Delaware
Cole KG Whitehall OH, LLC	Delaware
Cole LA Bloomfield Hills MI, LLC	Delaware
Cole LA Garland TX, LLC	Delaware
Cole LA Houston TX, LLC	Delaware
Cole LA Riverside CA, LP	Delaware
Cole LA Rock Hill SC, LLC	Delaware
Cole LO Adrian MI, LLC	Delaware
Cole LO Cincinnati (Ridge) OH, LLC	Delaware
Cole LO Columbia (7441 Two Notch) SC, LLC	Delaware
Cole LO Fremont OH, LLC	Delaware
Cole LO North Dartmouth MA, LLC	Delaware
Cole LO Oxford AL, LLC	Delaware
Cole LO Tuscaloosa AL, LLC	Delaware
Cole LO Zanesville OH, LLC	Delaware
Cole LR Lancaster TX, LLC	Delaware
Cole LR Sanford FL, LLC	Delaware
Cole LR Troy OH, LLC	Delaware
Cole MC Portfolio II, LLC	Delaware
Cole MF Danville VA, LLC	Delaware
Cole MF Gadsden AL, LLC	Delaware
Cole MF Nampa ID, LLC	Delaware
Cole MF Phoenix AZ, LLC	Delaware
Cole MT Albany GA, LLC	Delaware
Cole MT Albuquerque (San Mateo) NM, LLC	Delaware
Cole MT Albuquerque NM, LLC	Delaware
Cole MT Algonac MI, LLC	Delaware
Cole MT Allen Park MI, LLC	Delaware
Cole MT Beavercreek OH, LLC	Delaware
Cole MT Brookfield WI, LLC	Delaware
Cole MT Brooklyn NY, LLC	Delaware
Cole MT Canton GA, LLC	Delaware
Cole MT Canton Marketplace, LLC	Delaware
Cole MT Clarksville IN, LLC	Delaware
Cole MT Columbia SC, LLC	Delaware
Cole MT Columbus OH, LLC	Delaware
Cole MT Coventry RI, LLC	Delaware
Cole MT Darien IL, LLC	Delaware
Cole MT Decatur AL, LLC	Delaware
Cole MT Derby KS, LLC	Delaware
Cole MT Duncan SC, LLC	Delaware
Cole MT East Manchester PA, LLC	Delaware
Cole MT Enterprise AL, LLC	Delaware
Cole MT Evergreen Park IL, LLC	Delaware
Cole MT Gainesville (Dawsonville) GA, LLC	Delaware
Cole MT Jacksonville NC, LLC	Delaware

Entity Name	Jurisdiction of Formation/Incorporation
Cole MT Lafayette LA, LLC	Delaware
Cole MT Loganville GA, LLC	Delaware
Cole MT Loganville GA (JV), LLC	Delaware
Cole MT Loudon TN, LLC	Delaware
Cole MT Marietta GA, LLC	Delaware
Cole MT Marion IN, LLC	Delaware
Cole MT Mobile AL, LLC	Delaware
Cole MT Newburgh NY, LLC	Delaware
Cole MT Pawtucket RI, LLC	Delaware
Cole MT Plover WI, LLC	Delaware
Cole MT Rapid City SD (I), LLC	Delaware
Cole MT Rapid City SD (I) Manager, LLC	Delaware
Cole MT Rapid City SD (II), LLC	Delaware
Cole MT Reynoldsburg OH, LLC	Delaware
Cole MT Riverview FL, LLC	Delaware
Cole MT Rocky Mount NC, LLC	Delaware
Cole MT Salisbury (Wallace Commons II) NC, LLC	Delaware
Cole MT Salisbury NC, LLC	Delaware
Cole MT San Antonio (Highway 151) TX, LLC	Delaware
Cole MT San Jose CA, LP	Delaware
Cole MT Schaumburg IL, LLC	Delaware
Cole MT Statesville NC, LLC	Delaware
Cole MT Waxahachie TX, LLC	Delaware
Cole MT West Covina (Lakes) CA, LP	Delaware
Cole MT Williamsburg VA, LLC	Delaware
Cole NB Cedar Hill TX, LLC	Delaware
Cole NB Fort Worth TX, LLC	Delaware
Cole NB Frisco TX, LLC	Delaware
Cole NB Montgomery IL, LLC	Delaware
Cole NG Idaho Falls ID, LLC	Delaware
Cole NG Prescott AZ, LLC	Delaware
Cole NR Tampa FL, LLC	Delaware
Cole OFC Hamilton NJ, LLC	Delaware
Cole OFC Lexington KY, LLC	Delaware
Cole OFC Tempe (7419 S Roosevelt) AZ, LLC	Delaware
Cole OFC Tempe AZ, LLC	Delaware
Cole OFC Troy MI, LLC	Delaware
Cole OFC West Chester OH, LLC	Delaware
Cole Operating Partnership V, LP	Delaware
Cole OR Fayetteville NC, LLC	Delaware
Cole PG Fayetteville AR, LLC	Delaware
Cole PM Wilkesboro NC, LLC	Delaware
Cole PS Milwaukee WI, LLC	Delaware
Cole PS Sheboygan WI, LLC	Delaware
Cole PS Waterford WI, LLC	Delaware

Entity Name	Jurisdiction of Formation/Incorporation
Cole PS Waupaca WI, LLC	Delaware
Cole SN Canton OH, LLC	Delaware
Cole SU Lake Worth FL, LLC	Delaware
Cole SU Palm Beach Gardens FL, LLC	Delaware
Cole SU Palm City FL, LLC	Delaware
Cole SU Sebastian FL, LLC	Delaware
Cole SU Titusville FL, LLC	Delaware
Cole SX Simpsonville SC, LLC	Delaware
Cole TJ Danville IL, LLC	Delaware
Cole TR Asheville NC, LLC	Delaware
Cole TR Columbia SC, LLC	Delaware
Cole TR Wilmington NC, LLC	Delaware
Cole TS Ashland VA, LLC	Delaware
Cole TS Augusta KS, LLC	Delaware
Cole TS Cambridge MN, LLC	Delaware
Cole TS Canon City CO, LLC	Delaware
Cole TS Carlyle IL, LLC	Delaware
Cole TS Logan WV, LLC	Delaware
Cole TS Lumberton NC, LLC	Delaware
Cole TS Marion IN, LLC	Delaware
Cole TS Monticello FL, LLC	Delaware
Cole TS Shelbyville IL, LLC	Delaware
Cole TS South Hill VA, LLC	Delaware
Cole TS Weaverville NC, LLC	Delaware
Cole TS Woodward OK, LLC	Delaware
Cole WG Austintown OH, LLC	Delaware
Cole WG Connelly Springs NC, LLC	Delaware
Cole WG Danville VA, LLC	Delaware
Cole WG Dearborn Heights MI, LLC	Delaware
Cole WG Fort Madison IA, LLC	Delaware
Cole WG Hickory NC, LLC	Delaware
Cole WG Huntsville AL, LLC	Delaware
Cole WG Kannapolis NC, LLC	Delaware
Cole WG Las Vegas NV, LLC	Delaware
Cole WG Lawton OK, LLC	Delaware
Cole WG Lubbock (82nd) TX, LLC	Delaware
Cole WG Lubbock (Indiana) TX, LLC	Delaware
Cole WG Mobile (Spring Hill) AL, LLC	Delaware
Cole WG Pine Bluff AR, LLC	Delaware
Cole WG Reidsville NC, LLC	Delaware
Cole WG Springfield IL, LLC	Delaware
Cole WG Suffolk VA, LLC	Delaware
Cole WG Sun City AZ, LLC	Delaware
Cole WM Perry GA, LLC	Delaware

Entity Name	Jurisdiction of Formation/Incorporation
Cole WM Randallstown MD, LLC	Delaware
Cole WM Tallahassee FL, LLC	Delaware
Cole WM York SC, LLC	Delaware
CRI (Daily NAV), LLC	Delaware
CRI CCIT III, LLC	Delaware
CRI REIT IV, LLC	Delaware
CRI REIT V, LLC	Delaware
Cypress Merger Sub, LLC	Maryland
GRD Ft. Wayne (Coldwater) IN BioLife Holdings, LLC	Delaware
GRD Moorhead MN BioLife Holdings, LLC	Delaware
Innovation Pointe III, LLC	Delaware
Madison East Store, LLC	Delaware
NewPoint JV LLC	Delaware
NewPoint JV Sub CB, LLC	Delaware
OFC Mason OH, LLC	Delaware
Stringtown South, LLC	Delaware
Thor III Merger Sub, LLC	Maryland
Thor II Merger Sub, LLC	Maryland
Thor V Merger Sub, LLC	Maryland
VEREIT/GRD BioLife Acquisition Company, LLC	Delaware
VEREIT/GRD BioLife Portfolio, LLC	Delaware
VEREIT AA Hampton VA, LLC	Delaware
VEREIT AA Mattoon IL, LLC	Delaware
VEREIT BioLife Portfolio Member, LLC	Delaware
VEREIT CL Houston TX, LLC	Delaware
VEREIT CL San Antonio TX, LLC	Delaware
VEREIT CL Venice FL, LLC	Delaware
VEREIT DG Erie IL, LLC	Delaware
VEREIT DG Glasford IL, LLC	Delaware
VEREIT DG New Richland MN, LLC	Delaware
VEREIT DG Pine River MN, LLC	Delaware
VEREIT DG Starbuck MN, LLC	Delaware
VEREIT DG Trimble MO, LLC	Delaware
VEREIT DG Wheaton MN, LLC	Delaware
VEREIT DG Winthrop MN, LLC	Delaware
VEREIT GS Northville MI, LLC	Delaware
VEREIT GS Worthington, OH LLC	Delaware
VEREIT GS Ypsilanti MI, LLC	Delaware
VEREIT HD Lincoln NE, LLC	Delaware
VEREIT ID Windom MN, LLC	Delaware
VEREIT KO Eagan MN, LLC	Delaware
VEREIT KO Easton MD, LLC	Delaware
VEREIT LA New Lenox IL, LLC	Delaware
VEREIT LA Pawtucket RI, LLC	Delaware

Entity Name	Jurisdiction of Formation/Incorporation
VEREIT LO Hermitage PA, LLC	Delaware
VEREIT MC Hudson FL, LLC	Delaware
VEREIT MC Spring Hill FL, LLC	Delaware
VEREIT MF Appleton WI, LLC	Delaware
VEREIT MR Wilkesboro NC, LLC	Delaware
VEREIT MT Ashland KY, LLC	Delaware
VEREIT MT Ashtabula OH, LLC	Delaware
VEREIT MT Elyria OH, LLC	Delaware
VEREIT MT Grove City OH, LLC	Delaware
VEREIT MT Lady Lake FL, LLC	Delaware
VEREIT MT Oshkosh WI, LLC	Delaware
VEREIT MT Owensboro KY, LLC	Delaware
VEREIT MT Plainfield IL, LLC	Delaware
VEREIT MT Raleigh (Sumner) NC, LLC	Delaware
VEREIT MT Salisbury MD, LLC	Delaware
VEREIT MT Sturbridge MA, LLC	Delaware
VEREIT MT Summerville SC, LLC	Delaware
VEREIT OFC Milford OH, LLC	Delaware
VEREIT OFC Mount Laurel NJ, LLC	Delaware
VEREIT OFC Rogers AR, LLC	Delaware
VEREIT OR Clayton GA, LLC	Delaware
VEREIT OR Decatur GA, LLC	Delaware
VEREIT OR Flowood MS, LLC	Delaware
VEREIT PM Lexington NC, LLC	Delaware
VEREIT SC Timonium MD, LLC	Delaware
VEREIT SH Ballard UT, LLC	Delaware
VEREIT SH Cherokee IA, LLC	Delaware
VEREIT SH Cokato MN, LLC	Delaware
VEREIT SW Pigeon Forge TN, LLC	Delaware
VEREIT WM Anderson SC, LLC	Delaware
VEREIT WM Florence SC, LLC	Delaware